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                                                                    EXHIBIT 23-A

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-09679) and the Registration Statements on
Form S-3 (No. 33-63875, No. 333-10517 and No. 333-17517) of Veritas DGC Inc.,
of our report dated October 1, 1998 appearing on page 15 of Veritas DGC Inc.'s Annual Report on Form 10-K for the year ended July 31, 1998.





/s/ PRICEWATERHOUSECOOPERS LLP
PRICEWATERHOUSECOOPERS LLP

October 2, 1998